SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.

--------------------------------------------------------------

(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

May 2, 2014

In a head-to-head, TRUE comparison of nominees “Rebhorn” vs. “Saladin” there is one CLEAR winner … Rebhorn!

Dear Stockholders:

Let’s “talk” nominees and (in particular) “what” each can contribute to our Company’s Board.

Brian S. Rebhorn (the nominee of the Board of Directors of HARI) is:

►	a man who has worked at Buck Bros. Inc. and its predecessor Harvard Implement (both John Deere Dealerships) in Harvard, Illinois for 26 years and is currently the Store Manager at that location

►	an individual whose knowledge of the farming and agricultural business and the needs of local farming and agricultural customers can provide a valuable resource to our Board and

►	a person known to and trusted by our local farmers at a time when farmland loans and agricultural loans represent the fastest growing categories within our overall loan portfolio.

Community banks (like Harvard Savings Bank) have ALWAYS relied on local lending, the foundation of which is the relationships between the senior management team and Board members and the local community’s businessmen and leaders. Brian Rebhorn will enhance our Board’s connection to our local farmers, our communities and other customers we serve, and fill the gap left by John W. Rebhorn, the long-time owner operator of Harvard Implement, as well as the gap that Director Richard L. Walker, the long-time owner operator of a John Deere dealership in Grundy County, will leave when he becomes ineligible for nomination in 2015 due to age limitations.

Then, conversely, there is Mark S. Saladin … the nominee of Mr. Joseph Stilwell and The Stilwell Group.

Mark S. Saladin is:

►	a lawyer working at the law firm of Zanck, Coen, Wright & Saladin, P.C. in Crystal Lake, which is not located in our primary market area

►	a man with NO disclosed connection to Harvard, Illinois or our Company other than his Option Agreement with The Stilwell Group

►	an individual who stands to profit (via his Option Agreement) IF he can push for a quick sale of our Company and

►	a person who has a personal interest in promoting the interests of ONLY one HARI stockholder from New York City (The Stilwell Group) as opposed to ALL of our stockholders.

Our stockholders deserve directors who will serve the interests of all stockholders, NOT just ONE particular stockholder!

Please sign, date and return the enclosed “WHITE” proxy today voting “FOR” our two director nominees as well as the other agenda items EVEN IF you have already voted. You may also cast your vote via the internet or telephone if you so choose. Again, we strongly urge you to discard any “green” proxy that you receive from The Stilwell Group since returning any “green” proxy will revoke a previously voted “WHITE” one.

We thank you for your past and continued support.

Sincerely,

Harvard Illinois Bancorp, Inc.

/s/ Duffield J. Seyller III Duffield J. Seyller III	/s/ Donn L. Claussen Donn L. Claussen	/s/ Michael P. Feeney Michael P. Feeney	/s/ Steven D. Garrels Steven D. Garrels

/s/ John W. Rebhorn John W. Rebhorn	/s/ William D. Schack William D. Schack	/s/ Richard L. Walker Richard L. Walker

REVOCABLE PROXY

HARVARD ILLINOIS BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

MAY 22, 2014

The undersigned hereby appoints the full Board of Directors, other than the nominees for election, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Harvard Illinois Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Harvard Police Station, 201 West Front St., 2nd Floor, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 22, 2014. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of Donn L. Claussen and Brian S. Rebhorn, each to serve for a three-year term.	☐	☐	☐
INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The advisory (non-binding) approval of the Company’s executive compensation as described in the Proxy Statement (“say on pay”).	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of Proposal 1, Proposal 2 and Proposal 3.

THIS WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS WHITE PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Harvard Illinois Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This WHITE proxy may also be revoked by sending written notice to the Secretary of Harvard Illinois Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Harvard Illinois Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 4, 2014, and the 2013 Annual Report to Stockholders on Form 10-K.

Dated: , 2014	Check Box if You Plan
to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2014: HARVARD ILLINOIS BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2013 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.READOURMATERIALS.COM/HARI.

VOTE BY INTERNET OR TELEPHONE
24 Hours a Day - 7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card.  If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card.  Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 21, 2014.

TELEPHONE		OR	INTERNET		OR	MAIL

	1-866-287-9712			https://www.proxyvotenow.com/hari

●	Use any touch-tone telephone		●	Go to the website and address listed above		●	Mark, sign and date the WHITE proxy card
●	Have your proxy form in hand		●	Have your proxy form in hand		●	Detach the WHITE proxy card above
●	Follow the simple recorded instructions		●	Follow the simple instructions		●	Return the WHITE proxy card in the postage-paid envelope provided

CALL TOLL-FREE TO VOTE: 1-866-287-9712	P.O. BOX 1997 G.P.O
NEW YORK, NY 10116-1997